Exhibit 1

                             JOINT FILING AGREEMENT


                     This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.01 per share, of Too, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:  June 9, 2000
                                     /s/ Leslie H. Wexner
                                     -----------------------------------------
                                     Leslie H. Wexner



                                     THE WEXNER FOUNDATION

                                     By: /s/ Darren K. Indyke
                                         -------------------------------------
                                         Darren K. Indyke, Secretary



                                     HEALTH AND SCIENCE INTERESTS II

                                     By: /s/ Jeffrey E. Epstein
                                         -------------------------------------
                                         Jeffrey E. Epstein, Trustee



                                     THE WEXNER CHILDREN'S TRUST

                                     By: /s/ Leslie H. Wexner
                                         -------------------------------------
                                         Leslie H. Wexner, Trustee


                                     HARRY, HANNAH, DAVID AND
                                       SARAH WEXNER TRUST

                                     By: /s/ Jeffrey E. Epstein
                                         -------------------------------------
                                         Jeffrey E. Epstein, Trustee

                                     ASW HOLDINGS, INC.

                                     By: /s/ Jeffrey E. Epstein
                                         -------------------------------------
                                         Jeffrey E. Epstein, President





















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